Exhibit 99.1
Doximity Announces Fourth Quarter and Fiscal Year 2025 Financial Results
Q4 total revenues of $138.3 million, up 17% year-over-year
Q4 operating cash flow of $98.5 million, up 54% year-over-year
Q4 free cash flow of $97.0 million, up 56% year-over-year
Fiscal year 2025 total revenues of $570.4 million, up 20% year-over-year
Fiscal year 2025 operating cash flow of $273.3 million, up 48% year-over-year
Fiscal year 2025 free cash flow of $266.7 million, up 50% year-over-year

SAN FRANCISCO, Calif., May 15, 2025 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2025 fourth quarter and fiscal year ended March 31, 2025.
“We closed out fiscal 2025 on a high note, with record engagement, strong profits, and 20% annual revenue growth,” said Jeff Tangney, co-founder and CEO of Doximity. “Our newsfeed, workflow, and AI tools all hit fresh highs in Q4, helping doctors save time and provide the best care for their patients.”
Fiscal 2025 Fourth Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2024.
•Revenue: Revenue of $138.3 million, versus $118.1 million, an increase of 17% year-over-year. Subscription revenue of $131.9 million, versus $112.7 million, an increase of 17% year-over-year.
•Net income and non-GAAP net income: Net income of $62.5 million, versus $40.6 million, representing a margin of 45.2%, versus 34.4%. Non-GAAP net income of $77.7 million, versus $51.0 million, representing a margin of 56.2%, versus 43.2%.
•Adjusted EBITDA: Adjusted EBITDA of $69.7 million, versus $56.4 million, an increase of 24% year-over-year, representing adjusted EBITDA margins of 50.4%, versus 47.8%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.31, versus $0.20, while non-GAAP diluted net income per share was $0.38, versus $0.25.
•Operating cash flow and free cash flow: Operating cash flow of $98.5 million, versus $63.9 million, an increase of 54% year-over-year, and free cash flow of $97.0 million, versus $62.3 million, an increase of 56% year-over-year.
Fiscal Year 2025 Financial Highlights
All comparisons, unless otherwise noted, are to the fiscal year ended March 31, 2024.
•Revenue: Revenue of $570.4 million, versus $475.4 million, an increase of 20% year-over-year. Subscription revenue of $543.8 million, versus $450.1 million, an increase of 21% year-over-year.
•Net income and non-GAAP net income: Net income of $223.2 million, versus $147.6 million, representing a margin of 39.1%, versus 31.0%. Non-GAAP net income of $286.1 million, versus $195.6 million, representing a margin of 50.2%, versus 41.2%.
•Adjusted EBITDA: Adjusted EBITDA of $313.8 million, versus $230.5 million, an increase of 36% year-over-year, representing adjusted EBITDA margins of 55.0%, versus 48.5%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $1.11, versus $0.72, while non-GAAP diluted net income per share was $1.42, versus $0.95.
•Operating cash flow and free cash flow: Operating cash flow of $273.3 million, versus $184.1 million, an increase of 48% year-over-year, and free cash flow of $266.7 million, versus $178.3 million, an increase of 50% year-over-year.

Financial Outlook
Doximity is providing guidance for its fiscal first quarter ending June 30, 2025 as follows:
•Revenue between $139 million and $140 million.
•Adjusted EBITDA between $71 million and $72 million.
Doximity is providing guidance for its fiscal year ending March 31, 2026 as follows:
•Revenue between $619 million and $631 million.
•Adjusted EBITDA between $333 million and $345 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors”in the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2024. Additional information will be provided in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2025	March 31, 2024
Assets
Current assets:
Cash and cash equivalents	$209,614	$96,785
Marketable securities	706,050	666,115
Accounts receivable, net	128,354	101,332
Prepaid expenses and other current assets	44,602	48,709
Total current assets	1,088,620	912,941
Property and equipment, net	13,656	12,318
Deferred income tax assets	60,014	45,068
Operating lease right-of-use assets	8,886	12,332
Intangible assets, net	23,072	27,317
Goodwill	67,940	67,940
Other assets	2,121	1,458
Total assets	$1,264,309	$1,079,374
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,356	$2,253
Accrued expenses and other current liabilities	38,405	43,703
Deferred revenue, current	114,285	99,145
Operating lease liabilities, current	2,211	2,149
Total current liabilities	156,257	147,250
Deferred revenue, non-current	280	211
Operating lease liabilities, non-current	10,185	12,397
Contingent earn-out consideration liability, non-current	5,579	10,895
Other liabilities, non-current	9,383	7,224
Total liabilities	181,684	177,977
Stockholders' Equity
Preferred stock	—	—
Common stock	189	187
Additional paid-in capital	894,225	823,885
Accumulated other comprehensive income (loss)	1,323	(2,664)
Retained earnings	186,888	79,989
Total stockholders' equity	1,082,625	901,397
Total liabilities and stockholders’ equity	$1,264,309	$1,079,374

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
Revenue	$138,288	$118,057	$570,399	$475,422
Cost of revenue(1)	14,467	12,567	55,874	50,669
Gross profit	123,821	105,490	514,525	424,753
Operating expenses(1):
Research and development	24,803	20,148	93,038	81,983
Sales and marketing	37,611	33,517	145,713	133,129
General and administrative	12,727	9,973	45,670	37,827
Restructuring and impairment charges	—	—	2,304	7,936
Total operating expenses	75,141	63,638	286,725	260,875
Income from operations	48,680	41,852	227,800	163,878
Other income, net	9,714	6,101	35,774	21,324
Income before income taxes	58,394	47,953	263,574	185,202
Provision for (benefit from) income taxes	(4,064)	7,335	40,389	37,620
Net income	$62,458	$40,618	$223,185	$147,582
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.33	$0.22	$1.19	$0.78
Diluted	$0.31	$0.20	$1.11	$0.72
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	188,362	186,756	186,841	190,172
Diluted	202,987	201,110	201,208	205,734
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
Cost of revenue	$2,628	$2,274	$11,001	$9,479
Research and development	4,792	3,104	19,394	11,978
Sales and marketing	6,442	4,105	26,323	16,857
General and administrative	4,198	2,374	15,668	9,116
Restructuring	—	—	—	3,646
Total stock-based compensation expense	$18,060	$11,857	$72,386	$51,076

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
Cash flows from operating activities
Net income	$62,458	$40,618	$223,185	$147,582
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,829	2,548	10,659	10,265
Deferred income taxes	(13,788)	(8,593)	(11,592)	(8,593)
Stock-based compensation, net of amounts capitalized	18,060	11,857	72,386	51,076
Non-cash lease expense	446	475	1,838	2,074
Accretion of discount on marketable securities, net	(2,919)	(1,761)	(11,655)	(5,238)
Amortization of deferred contract costs	3,423	2,593	9,967	8,871
Impairment of long-lived assets	—	—	2,304	—
Other	(19)	956	270	2,583
Changes in operating assets and liabilities:
Accounts receivable	9,258	(4,516)	(27,206)	3,993
Prepaid expenses and other assets	(18,489)	(16,502)	2,762	(20,483)
Deferred contract costs	(2,982)	(1,683)	(12,051)	(8,608)
Accounts payable, accrued expenses and other liabilities	(4,535)	5,966	(663)	8,332
Deferred revenue	45,295	32,496	15,210	(6,080)
Operating lease liabilities	(550)	(510)	(2,149)	(1,678)
Net cash provided by operating activities	98,487	63,944	273,265	184,096
Cash flows from investing activities
Purchases of property and equipment	—	—	—	(147)
Internal-use software development costs	(1,507)	(1,634)	(6,525)	(5,654)
Purchases of marketable securities	(143,724)	(191,529)	(675,557)	(472,867)
Maturities of marketable securities	118,180	116,993	635,401	435,179
Sales of marketable securities	2,578	—	17,383	74,675
Net cash provided by (used in) investing activities	(24,473)	(76,170)	(29,298)	31,186
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	5,827	3,134	19,732	12,892
Proceeds from issuance of common stock in connection with the employee stock purchase plan	2,147	1,952	3,569	3,446
Taxes paid related to net share settlement of equity awards	(10,856)	(1,424)	(27,185)	(6,756)
Repurchase of common stock	(26,788)	(17,740)	(120,293)	(280,716)
Payment of contingent consideration related to a business combination	—	—	(5,470)	(5,390)
Payment of excise taxes on share repurchases	—	—	(1,491)	—
Net cash used in financing activities	(29,670)	(14,078)	(131,138)	(276,524)
Net increase (decrease) in cash and cash equivalents	44,344	(26,304)	112,829	(61,242)
Cash and cash equivalents, beginning of period	165,270	123,089	96,785	158,027
Cash and cash equivalents, end of period	$209,614	$96,785	$209,614	$96,785
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$19,840	$12,911	$55,654	$51,274

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and restructuring and impairment charges from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for stock-based compensation expense, change in fair value of contingent earn-out consideration liability, restructuring and impairment charges, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except percentages)
Net income	$62,458	$40,618	$223,185	$147,582
Adjusted to exclude the following:
Stock-based compensation	18,060	11,857	72,386	47,430
Depreciation and amortization	2,829	2,548	10,659	10,265
Provision for (benefit from) income taxes	(4,064)	7,335	40,389	37,620
Restructuring and impairment charges	—	—	2,304	7,936
Change in fair value of contingent earn-out consideration liability	167	183	680	951
Other income, net	(9,714)	(6,101)	(35,774)	(21,324)
Adjusted EBITDA	$69,736	$56,440	$313,829	$230,460

Revenue	$138,288	$118,057	$570,399	$475,422
Net income margin	45.2%	34.4%	39.1%	31.0%
Adjusted EBITDA margin	50.4%	47.8%	55.0%	48.5%

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$98,487	$63,944	$273,265	$184,096
Purchases of property and equipment	—	—	—	(147)
Internal-use software development costs	(1,507)	(1,634)	(6,525)	(5,654)
Free cash flow	$96,980	$62,310	$266,740	$178,295
Other cash flow components:
Net cash provided by (used in) investing activities	$(24,473)	$(76,170)	$(29,298)	$31,186
Net cash used in financing activities	$(29,670)	$(14,078)	$(131,138)	$(276,524)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$14,467	$12,567	$55,874	$50,669
Adjusted to exclude the following:
Stock-based compensation	(2,628)	(2,274)	(11,001)	(9,479)
Amortization of acquired intangibles	—	—	—	(274)
Non-GAAP cost of revenue	$11,839	$10,293	$44,873	$40,916

GAAP gross profit	$123,821	$105,490	$514,525	$424,753
Adjusted to exclude the following:
Stock-based compensation	2,628	2,274	11,001	9,479
Amortization of acquired intangibles	—	—	—	274
Non-GAAP gross profit	$126,449	$107,764	$525,526	$434,506

GAAP gross margin	89.5%	89.4%	90.2%	89.3%
Non-GAAP gross margin	91.4%	91.3%	92.1%	91.4%

GAAP research and development expense	$24,803	$20,148	$93,038	$81,983
Adjusted to exclude the following:
Stock-based compensation	(4,792)	(3,104)	(19,394)	(11,978)
Non-GAAP research and development expense	$20,011	$17,044	$73,644	$70,005

GAAP sales and marketing expense	$37,611	$33,517	$145,713	$133,129
Adjusted to exclude the following:
Stock-based compensation	(6,442)	(4,105)	(26,323)	(16,857)
Amortization of acquired intangibles	(1,061)	(1,061)	(4,244)	(4,244)
Change in fair value of contingent earn-out consideration liability	(167)	(183)	(680)	(951)
Non-GAAP sales and marketing expense	$29,941	$28,168	$114,466	$111,077

GAAP general and administrative expense	$12,727	$9,973	$45,670	$37,827
Adjusted to exclude the following:
Stock-based compensation	(4,198)	(2,374)	(15,668)	(9,116)
Non-GAAP general and administrative expense	$8,529	$7,599	$30,002	$28,711

GAAP operating expense	$75,141	$63,638	$286,725	$260,875
Adjusted to exclude the following:
Stock-based compensation	(15,432)	(9,583)	(61,385)	(37,951)
Amortization of acquired intangibles	(1,061)	(1,061)	(4,244)	(4,244)
Change in fair value of contingent earn-out consideration liability	(167)	(183)	(680)	(951)
Restructuring and impairment charges	—	—	(2,304)	(7,936)
Non-GAAP operating expense	$58,481	$52,811	$218,112	$209,793

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$48,680	$41,852	$227,800	$163,878
Adjusted to exclude the following:
Stock-based compensation	18,060	11,857	72,386	47,430
Amortization of acquired intangibles	1,061	1,061	4,244	4,518
Change in fair value of contingent earn-out consideration liability	167	183	680	951
Restructuring and impairment charges	—	—	2,304	7,936
Non-GAAP operating income	$67,968	$54,953	$307,414	$224,713

GAAP net income	$62,458	$40,618	$223,185	$147,582
Adjusted to exclude the following:
Stock-based compensation	18,060	11,857	72,386	47,430
Amortization of acquired intangibles	1,061	1,061	4,244	4,518
Change in fair value of contingent earn-out consideration liability	167	183	680	951
Restructuring and impairment charges	—	—	2,304	7,936
Income tax effect of non-GAAP adjustments (1)	(4,050)	(2,751)	(16,719)	(12,775)
Non-GAAP net income	$77,696	$50,968	$286,080	$195,642
Non-GAAP net income margin	56.2%	43.2%	50.2%	41.2%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	188,362	186,756	186,841	190,172
Diluted	202,987	201,110	201,208	205,734

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.41	$0.27	$1.53	$1.03
Diluted	$0.38	$0.25	$1.42	$0.95
(1) For the three months and fiscal years ended March 31, 2025 and 2024, management used an estimated annual effective non-GAAP tax rate of 21.0%.